                                                                  EXHIBIT NO. 24
                                                                  --------------

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David
M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of March, 1999.


                                    Position(s) with
Signature                           The Progressive Corporation
---------                           ---------------------------


                                    Chairman, President,
 /s/ Peter B. Lewis                 Chief Executive Officer-Insurance Operations
-----------------------             and Director
Peter B. Lewis

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 1999.


                                            Position(s) with
Signature                                   The Progressive Corporation
---------                                   ---------------------------




/s/ Jeffrey W. Basch
------------------------------
Jeffrey W. Basch                            Chief Accounting Officer

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David
M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of February, 1999.


                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------




/s/ Charles B. Chokel
---------------------
Charles B. Chokel                            Chief Executive Officer-
                                             Investments and Capital Management

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David
M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 23rd day of February, 1999.


                                           Position(s) with
Signature                                  The Progressive Corporation
---------                                  ---------------------------




/s/ W. Thomas Forresster
------------------------
W. Thomas Forresster                       Treasurer and Chief Financial Officer

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint David
M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 1st day of March, 1999.

                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------



/s/ Milton N. Allen
-------------------
Milton N. Allen                              Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 22nd day of March, 1999.


                                                     Position(s) with
Signature                                            The Progressive Corporation
---------                                            ---------------------------




/s/ B. Charles Ames
-------------------------
B. Charles Ames                                      Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 1st day of March, 1999.


                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------




/s/ Stephen R. Hardis
-----------------------------
Stephen R. Hardis                            Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 4th day of March, 1999.


                                                     Position(s) with
Signature                                            The Progressive Corporation
---------                                            ---------------------------




/s/ Norman S. Matthews
-----------------------------
Norman S. Matthews                                   Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 4th day of March, 1999.


                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------



/s/ Donald B. Shackelford
-------------------------------
Donald B. Shackelford                        Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 4th day of March, 1999.


                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------



/s/ Paul B. Sigler
-----------------------
Paul B. Sigler                               Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 3rd day of March, 1999.


                                                     Position(s) with
Signature                                            The Progressive Corporation
---------                                            ---------------------------




/s/ Janet M. Hill
-----------------------------
Janet M. Hill                                        Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 10th day of March, 1999.



                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------



/s/ Charles A. Davis
------------------------
Charles A. Davis                             Director

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Peter
B. Lewis, David M. Schneider, Dane A. Shrallow and Michael R. Uth, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year 1998, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 1st day of March, 1999.



                                             Position(s) with
Signature                                    The Progressive Corporation
---------                                    ---------------------------



/s/ James E. Bennett III
----------------------------
James E. Bennett III                         Director